EXHIBIT 99.1

                    CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


          In connection with the third quarter report on Form 10-QSB of Tintic Gold Mining Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Christopulos, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  George Christopulos
---------------------------
George Christopulos
Chief Executive Officer

November 11, 2002


          In connection with the third quarter report on Form 10-QSB of Tintic Gold Mining Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hugh Coltharp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Hugh Coltharp
---------------------------
Hugh Coltharp
Chief Financial Officer

November 11, 2002